Exhibit (1)(c)

BLACKROCK FUNDS II

(A Massachusetts Business Trust)

AMENDED AND RESTATED CERTIFICATE OF CLASSIFICATION OF SHARES

The undersigned, Secretary of BlackRock Funds II (the “Fund”), does hereby certify to the following:

That, at a meeting of the Board of Trustees of the Fund on September 14-15, 2010, the Trustees of the Fund by resolution approved, with respect to the class of the Fund with the alphabetical designation KK and the supplementary designation BlackRock Floating Rate Income Portfolio, a new class of shares with the same alphabetical designation, KK-10, representing shares with the supplementary designation of Investor C1 Shares, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on September 14-15, 2010, the Trustees of the Fund by resolution approved (a) a change in supplementary designation of the class with the alphabetical designation II from BlackRock Income Builder Portfolio to BlackRock Global Dividend Income Portfolio, effective as of November 1, 2010 and (b) the termination as a class of the Fund of the class with the designation W and the supplementary designation BlackRock Prepared Portfolio 2010, effective December 10, 2010;

That, at a meeting of the Board of Trustees of the Fund on February 8-9, 2011, the Trustees of the Fund by resolution approved, (a) with respect to the class of the Fund with the alphabetical designation B and the supplementary designation BlackRock Low Duration Bond Portfolio, two new classes of shares with the same alphabetical designation, (1) B-14, representing shares with the supplementary designation of Investor B3 Shares, and (2) B-15 representing shares with the supplementary designation Investor C3 Shares, effective as of such date; (b) with respect to the class of the Fund with the alphabetical designation C and the supplementary designation BlackRock Intermediate Government Portfolio, three new classes of shares with the same alphabetical designation, (1) C-6 representing shares with the supplementary designation BlackRock Shares, C-8, representing shares with the supplementary designation of Investor B1 Shares, and C-10 representing shares with the supplementary designation Investor C1 Shares, effective as of such date; and (c) the termination as classes of the Fund of the classes (i) with the designation and the supplementary designation BlackRock Ohio Municipal Bond Portfolio and (ii) with the alphabetical designation P and the supplementary designation BlackRock Kentucky Municipal Bond Portfolio, effective July 14, 2011;

That at a meeting of the Board of Trustees of the Fund on March 18, 2011, the Trustees of the Fund approved a number of reorganizations that would result in the liquidation of a number of Portfolios, and certain Portfolio name changes, in each case to take effect upon the consummation of the reorganizations. In connection with such reorganizations, effective as of July 18, 2011, the classes (a) with the alphabetical designation G and the supplementary designation BlackRock Government Income Portfolio, (b) with the alphabetical designation D and the supplementary designation BlackRock Bond Portfolio, (c) with the alphabetical designation J and the supplementary designation BlackRock Managed Income Portfolio and (d) with the alphabetical designation M and the supplementary designation BlackRock AMT-Free Municipal Bond Portfolio are terminated as classes of the Fund, and the class with the alphabetical designation E and the supplementary designation BlackRock Total Return Portfolio II is changed to BlackRock Core

Bond Portfolio, and the class with the alphabetical designation C and the supplementary designation BlackRock Intermediate Government Bond Portfolio is changed to BlackRock U. S. Government Portfolio;

That, at a meeting of the Board of Trustees of the Fund on September 13-14, 2010, the Trustees of the Fund by resolution approved a change in supplementary designation of the class with the alphabetical designation HH from BlackRock Income Portfolio to BlackRock Income Builder Portfolio, effective as of November 28, 2011, and the Board of Trustees of the Fund, by unanimous written consent on December 7, 2011, further changed the supplementary designation to BlackRock Multi-Asset Income Portfolio effective December 15, 2011;

That, at a meeting of the Board of Trustees of the Fund on April 10, 2012, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation JJ from BlackRock Multi-Sector Bond Portfolio to BlackRock Secured Credit Portfolio, effective as of July 3, 2012;

That, at a meeting of the Board of Trustees of the Fund on July 31, 2012, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation FF from BlackRock Emerging Market Debt Portfolio to BlackRock Emerging Market Local Debt Portfolio, effective as of September 3, 2012;

That, at a meeting of the Board of Trustees of the Fund on September 11-12, 2012, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation X from BlackRock Prepared Portfolio 2015 to LifePath® Active 2015 Portfolio, a change in the supplementary designation of the class with the alphabetical designation Y from BlackRock Prepared Portfolio 2020 to LifePath® Active 2020 Portfolio, a change in the supplementary designation of the class with the alphabetical designation Z from BlackRock Prepared Portfolio 2025 to LifePath® Active 2025 Portfolio, a change in the supplementary designation of the class with the alphabetical designation AA from BlackRock Prepared Portfolio 2030 to LifePath® Active 2030 Portfolio, a change in the supplementary designation of the class with the alphabetical designation BB from BlackRock Prepared Portfolio 2035 to LifePath® Active 2035 Portfolio, a change in the supplementary designation of the class with the alphabetical designation CC from BlackRock Prepared Portfolio 2040 to LifePath® Active 2040 Portfolio, a change in the supplementary designation of the class with the alphabetical designation DD from BlackRock Prepared Portfolio 2045 to LifePath® Active 2045 Portfolio, and a change in the supplementary designation of the class with the alphabetical designation EE from BlackRock Prepared Portfolio 2050 to LifePath® Active 2050 Portfolio, each change effective as of November 27, 2012;

That, at a meeting of the Board of Trustees of the Fund on September 11-12, 2012, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designation X, Y, Z, AA, BB, CC, DD and EE, and the supplementary designation LifePath® Active 2015 Portfolio, LifePath® Active 2020 Portfolio, LifePath® Active 2025 Portfolio, LifePath® Active 2030 Portfolio, LifePath® Active 2035 Portfolio, LifePath® Active 2040 Portfolio, LifePath® Active 2045 Portfolio and LifePath® Active 2050 Portfolio, respectively, a new class of shares with the same alphabetical designation, X-16, Y-16, Z-16, AA-16, BB-16, CC-16, DD-16 and EE-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of November 27, 2012;

That at a meeting of the Board Trustees of the Fund on November 13, 2012, the Trustees of the Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of LL and a supplementary designation of LifePath® Active 2055 Portfolio as a class of the Fund, and that such shares be further classified into four separate classes of shares with the same alphabetical designation, LL-2, LL-3, LL-12 and LL-16, representing shares with the supplementary designation of Investor A, Institutional, Class R and Class K Shares, respectively, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on May 15, 2013, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation R from BlackRock Long Duration Bond Portfolio to BlackRock Investment Grade Bond Portfolio, effective as of July 29, 2013;

That, at a meeting of the Board of Trustees of the Fund on July 30, 2013, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation II from BlackRock Global Dividend Income Portfolio to BlackRock Global Dividend Portfolio, effective as of September 23, 2013;

That, at a meeting of the Board of Trustees of the Fund on November 12, 2013, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation FF from BlackRock Emerging Market Local Debt Portfolio to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, effective as of January 2, 2014;

That, at a meeting of the Board of Trustees of the Fund on February 11, 2014, the Trustees of the Fund by resolution approved the termination as a class of the Fund of the class with the designation K and the supplementary designation BlackRock International Bond Portfolio, effective April 14, 2014;

That, at a meeting of the Board of Trustees of the Fund on July 30, 2014, the Trustees of the Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of MM and a supplementary designation of BlackRock Multi-Asset High Income Portfolio, or such name as the officers of the Fund may determine from time to time upon advice of counsel, as a class of the Fund, and that such shares be further classified into three separate classes of shares with the same alphabetical designation, MM-2, MM-3 and MM-5, representing shares with the supplementary designation of Investor A, Institutional and Investor C Shares, respectively. On or about August 1, 2014, the officers of the Fund, with advice of counsel, changed the supplementary designation of the class with the alphabetical designation of MM from BlackRock Multi-Asset High Income Portfolio to BlackRock High Income Opportunities Portfolio. On or about August 22, 2014, the officers of the Fund, with advice of counsel, changed the supplementary designation of the class with the alphabetical designation of MM from BlackRock High Income Opportunities Portfolio to BlackRock Dynamic High Income Portfolio;

That, at a meeting of the Board of Trustees of the Fund on September 10, 2014, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation X from BlackRock LifePath® Active 2015 Portfolio to BlackRock LifePath® Active Retirement Portfolio, effective as of the date on which the amendment to the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(a) under the Securities Act of 1933, incorporating this name change, becomes effective;

That, at a meeting of the Board of Trustees of the Fund on February 10, 2015, the Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations X, Y, Z, AA, BB, CC, DD, EE and LL from LifePath® Active Retirement Portfolio, LifePath® Active 2020 Portfolio, LifePath® Active 2025 Portfolio, LifePath® Active 2030 Portfolio, LifePath® Active 2035 Portfolio, LifePath® Active 2040 Portfolio, LifePath® Active 2045 Portfolio, LifePath® Active 2050 Portfolio, and LifePath® Active 2055 Portfolio, to BlackRock LifePath® Active Retirement Fund, BlackRock LifePath® Active 2020 Fund, BlackRock LifePath® Active 2025 Fund, BlackRock LifePath® Active 2030 Fund, BlackRock LifePath® Active 2035 Fund, BlackRock LifePath® Active 2040 Fund, BlackRock LifePath® Active 2045 Fund, BlackRock LifePath® Active 2050 Fund, and BlackRock LifePath® Active 2055 Fund, respectively, effective as of March 31, 2015;

That, at a telephonic meeting of the Board of Trustees of the Fund on March 25, 2015, the Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations S, T, U and V from BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio, to BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund, respectively, effective as of the date on which the amendment to the Fund’s Registration Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name changes, becomes effective;

That, at a meeting of the Board of Trustees of the Fund on May 13, 2015, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations B, C, E, H, I, L, R and FF, and the supplementary designations BlackRock Low Duration Bond Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Core Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock GNMA Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Investment Grade Bond Portfolio and BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, respectively, the re-designation of the classes of shares with the alphabetical designations B-6, C-6, E-6, H-6, I-6, L-6, R-6 and FF-6, representing shares with the supplementary designation of BlackRock Shares, as B-16, C-16, E-16, H-16, I-16, L-16, R-16 and FF-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of September 1, 2015;

That, at a meeting of the Board of Trustees of the Fund on November 10, 2015, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations S, T, U, V, GG, KK and MM, and the supplementary designations BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund, BlackRock 80/20 Target Allocation Fund, BlackRock Strategic Income Opportunities Portfolio, BlackRock Floating Rate Income Portfolio and BlackRock Dynamic High Income Portfolio, respectively, a new class of shares with the same alphabetical designation, S-16, T-16, U-16, V-16, GG-16, KK-16 and MM-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on April 12, 2016, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations II, JJ and HH, and the supplementary designations BlackRock Global Dividend Portfolio, BlackRock Credit Strategies Income Fund and BlackRock Multi-Asset Income Portfolio, respectively, new classes of shares with the same alphabetical designations, II-16, JJ-16 and HH-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on April 12, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation JJ from BlackRock Secured Credit Portfolio to BlackRock Credit Strategies Income Fund, effective as of the date on which the amendment to the Fund’s Registration Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name change, becomes effective;

That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved, with respect to the class of the Fund with the alphabetical designation R, and the supplementary designation BlackRock Investment Grade Bond Portfolio, a new class of shares with the same alphabetical designation, R-5, representing shares with the supplementary designation of Investor C Shares, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation R from BlackRock Investment Grade Bond Portfolio to BlackRock Managed Income Fund, effective as of the date on which the amendment to the Fund’s Registration Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name change, becomes effective;

That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations X, Y, Z, AA, BB, CC, DD, EE and LL from BlackRock LifePath® Active Retirement Fund, BlackRock LifePath® Active 2020 Fund, BlackRock LifePath® Active 2025 Fund, BlackRock LifePath® Active 2030 Fund, BlackRock LifePath® Active 2035 Fund, BlackRock LifePath® Active 2040 Fund, BlackRock LifePath® Active 2045 Fund, BlackRock LifePath® Active 2050 Fund, and BlackRock LifePath® Active 2055 Fund to BlackRock LifePath® Smart Beta Retirement Fund, BlackRock LifePath® Smart Beta 2020 Fund, BlackRock LifePath® Smart Beta 2025 Fund, BlackRock LifePath® Smart Beta 2030 Fund, BlackRock LifePath® Smart Beta 2035 Fund, BlackRock LifePath® Smart Beta 2040 Fund, BlackRock LifePath® Smart Beta 2045 Fund, BlackRock LifePath® Smart Beta 2050 Fund, and BlackRock LifePath® Smart Beta 2055 Fund, respectively, effective as of the date on which the amendment to the Fund’s Registration Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name changes, becomes effective;

That, at a meeting of the Board of Trustees of the Fund on December 14, 2016, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations B, L, GG and HH, and the supplementary designation BlackRock Low Duration Bond Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Strategic Income Opportunities Portfolio and BlackRock Multi-Asset Income Portfolio, respectively, new classes of shares with the same alphabetical designations, B-17, L-17, GG-17 and HH-17, representing shares with the supplementary designation of Class T Shares, effective as of such date;

That, at a meeting of the Board of Trustees of the Fund on February 15, 2017, the Trustees of the Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of NN and a supplementary designation of BlackRock LifePath® Smart Beta 2060 Fund, or such name as the officers of the Fund may determine from time to time upon advice of counsel, as a class of the Fund, and that such shares be further classified into four separate classes of shares with the same alphabetical designation, NN-2, NN-3, NN-12 and NN-16, representing shares with the supplementary designation of Investor A, Institutional, Class R and Class K Shares, respectively, effective as of such date; and further

That, at a meeting of the Board of Trustees of the Fund on April 6, 2017, the Trustees of the Fund by resolution approved the establishment and designation of new classes with the alphabetical designations of OO and PP and supplementary designations of BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund, respectively, or such names as the officers of the Fund may determine from time to time upon advice of counsel, as classes of the Fund, and that such shares of each class be further classified into two separate classes of shares with the same alphabetical designations, OO-3 and OO-16 and PP-3 and PP-16, respectively, representing shares of each class with the supplementary designation of Institutional and Class K Shares, respectively, effective as of such date.

The undersigned, Secretary of the Fund, does hereby further certify that following the actions referenced above, the following classes of shares of beneficial interests in the Fund have heretofore been established and designated by the Trustees of the Fund in accordance with Article V of the Fund’s Declaration of Trust, that such classes remain in effect as of the date hereof, that the Fund is authorized to issue an unlimited number of shares of beneficial interest of each such class and that the classes have the relative rights and preferences set forth below:

Alphabetical Designation of Class	Supplementary Designation	Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)	Supplementary Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)
B	BlackRock Low Duration Bond Portfolio	B-2	Investor A
		B-7	Investor A1
		B-4	Investor B
		B-8	Investor B1
		B-9	Investor B2
		B-14	Investor B3
		B-5	Investor C
		B-10	Investor C1
		B-11	Investor C2
		B-15	Investor C3
		B-3	Institutional Shares

Alphabetical Designation of Class	Supplementary Designation	Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)	Supplementary Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)
		B-1	Service Shares
		B-12	R Shares
		B-16	K Shares
		B-17	T Shares
C	BlackRock U.S. Government Bond Portfolio	C-2	Investor A
		C-4	Investor B
		C-8	Investor B1
		C-5	Investor C
		C-10	Investor C1
		C-3	Institutional Shares
		C-1	Service Shares
		C-12	R Shares
		C-16	K Shares
E	BlackRock Core Bond Portfolio	E-2	Investor A
		E-4	Investor B
		E-5	Investor C
		E-3	Institutional Shares
		E-12	R Shares
		E-1	Service Shares
		E-16	K Shares
H	BlackRock Inflation Protected Bond Portfolio	H-2	Investor A
		H-4	Investor B
		H-5	Investor C
		H-3	Institutional Shares
		H-1	Service Shares
		H-12	R Shares
		H-16	K Shares
I	BlackRock GNMA Portfolio	I-2	Investor A
		I-4	Investor B
		I-5	Investor C
		I-3	Institutional Shares
		I-1	Service Shares
		I-12	R Shares
		I-16	K Shares
L	BlackRock High Yield Bond Portfolio	L-2	Investor A
		L-4	Investor B
		L-8	Investor B1
		L-5	Investor C
		L-10	Investor C1

Alphabetical Designation of Class	Supplementary Designation	Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)	Supplementary Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)
		L-3	Institutional Shares
		L-12	R Shares
		L-1	Service Shares
		L-16	K Shares
		L-17	T Shares
R	BlackRock Managed Income Fund	R-2	Investor A
		R-5	Investor C
		R-3	Institutional Shares
		R-12	R Shares
		R-16	K Shares
S	BlackRock 20/80 Target Allocation Fund	S-2	Investor A
		S-5	Investor C
		S-3	Institutional Shares
		S-12	R Shares
		S-16	K Shares
T	BlackRock 40/60 Target Allocation Fund	T-2	Investor A
		T-5	Investor C
		T-3	Institutional Shares
		T-12	R Shares
		T-16	K Shares
U	BlackRock 60/40 Target Allocation Fund	U-2	Investor A
		U-5	Investor C
		U-3	Institutional Shares
		U-12	R Shares
		U-16	K Shares
V	BlackRock 80/20 Target Allocation Fund	V-2	Investor A
		V-5	Investor C
		V-3	Institutional Shares
		V-12	R Shares
		V-16	K Shares
X	BlackRock LifePath® Smart Beta Retirement Fund	X-2	Investor A
		X-3	Institutional Shares
		X-12	R Shares
		X-16	K Shares
Y	BlackRock LifePath® Smart Beta 2020 Fund	Y-2	Investor A
		Y-3	Institutional Shares
		Y-12	R Shares
		Y-16	K Shares
Z	BlackRock LifePath® Smart Beta 2025 Fund	Z-2	Investor A

Alphabetical Designation of Class	Supplementary Designation	Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)	Supplementary Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)
		Z-3	Institutional Shares
		Z-12	R Shares
		Z-16	K Shares
AA	BlackRock LifePath® Smart Beta 2030 Fund	AA-2	Investor A
		AA-3	Institutional Shares
		AA-12	R Shares
		AA-16	K Shares
BB	BlackRock LifePath® Smart Beta 2035 Fund	BB-2	Investor A
		BB-3	Institutional Shares
		BB-12	R Shares
		BB-16	K Shares
CC	BlackRock LifePath® Smart Beta 2040 Fund	CC-2	Investor A
		CC-3	Institutional Shares
		CC-12	R Shares
		CC-16	K Shares
DD	BlackRock LifePath® Smart Beta 2045 Fund	DD-2	Investor A
		DD-3	Institutional Shares
		DD-12	R Shares
		DD-16	K Shares
EE	BlackRock LifePath® Smart Beta 2050 Fund	EE-2	Investor A
		EE-3	Institutional Shares
		EE-12	R Shares
		EE-16	K Shares
FF	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	FF-2	Investor A
		FF-5	Investor C
		FF-3	Institutional Shares
		FF-16	K Shares
GG	BlackRock Strategic Income Opportunities Portfolio	GG-2	Investor A
		GG-5	Investor C
		GG-3	Institutional Shares
		GG-16	K Shares
		GG-17	T Shares
HH	BlackRock Multi-Asset Income Portfolio	HH-2	Investor A
		HH-5	Investor C

Alphabetical Designation of Class	Supplementary Designation	Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)	Supplementary Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)
		HH-3	Institutional Shares
		HH-16	K Shares
		HH-17	T Shares
II	BlackRock Global Dividend Portfolio	II-2	Investor A
		II-5	Investor C
		II-3	Institutional Shares
		II-16	K Shares
JJ	BlackRock Credit Strategies Income Fund	JJ-2	Investor A
		JJ-5	Investor C
		JJ-3	Institutional Shares
		JJ-16	K Shares
KK	BlackRock Floating Rate Income Portfolio	KK-2	Investor A
		KK-5	Investor C
		KK-3	Institutional Shares
		KK-10	Investor C1
		KK-16	K Shares
LL	BlackRock LifePath® Smart Beta 2055 Fund	LL-2	Investor A
		LL-3	Institutional Shares
		LL-12	R Shares
		LL-16	K Shares
MM	BlackRock Dynamic High Income Portfolio	MM-2	Investor A
		MM-5	Investor C
		MM-3	Institutional Shares
		MM-16	K Shares
NN	BlackRock LifePath® Smart Beta 2060 Fund	NN-2	Investor A
		NN-3	Institutional Shares
		NN-12	R Shares
		NN-16	K Shares
OO	BlackRock Emerging Markets Bond Fund	OO-3	Institutional Shares
		OO-16	K Shares
PP	BlackRock Emerging Markets Local Currency Bond Fund	PP-3	Institutional Shares
		PP-16	K Shares

(1) All consideration received by the Fund for the issue or sale of all Service Shares, Investor A Shares, Institutional Shares, Investor B Shares, Investor C Shares, Investor A1 Shares,

Investor B1 Shares, Investor B2 Shares, Investor B3 Shares, Investor C1 Shares, Investor C2 Shares, Investor C3 Shares, Class R Shares, Class K Shares and Class T Shares with the same alphabetical designation, irrespective of series designation (collectively, a “Class Group”), shall be invested and reinvested with the consideration received by the Fund for the issue and sale of all other shares of that Class Group, together with all income, earnings, profits and proceeds thereof, including: (i) any proceeds derived from the sale, exchange or liquidation thereof, (ii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iii) any general assets of the Fund allocated to shares of that Class Group by the Board of Trustees in accordance with the Fund’s Declaration of Trust; and each class included in each Class Group shall share on the basis of relative net asset values (or on such other basis established by the Trustees or officers of the Fund) with such other classes of shares in such Class Group in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

(2) In determining the income attributable to each share of each particular class included in each Class Group: any general expenses and liabilities of the Fund allocated by the Board of Trustees to all Class Groups shall be allocated among all Class Groups on the basis of relative net asset values (or on such other basis established by the Trustees or officers of the Fund), and any expenses and liabilities of the Fund allocated by the Board of Trustees to a particular Class Group shall be allocated among the classes included in such Class Group on the basis of relative net asset values (or on such other basis established by the Trustees or officers of the Fund), except that to the extent permitted by rule or order of the SEC;

(3) Only shares of Class B-1, Class C-1, Class E-1, Class H-1, Class I-1 and Class L-1 shall bear all: (1) expenses and liabilities relating to Service Shares payable under the Fund’s Distribution and Service Plan; and (2) other expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(4) Only shares of Class B-2, Class C-2, Class E-2, Class H-2, Class I-2, Class L-2, Class R-2, Class S-2, Class T-2, Class U-2, Class V-2, , Class X-2, Class Y-2, Class Z-2, Class AA-2, Class BB-2, Class CC-2, Class DD-2, Class EE-2, Class FF-2, Class GG-2, Class HH-2, Class II-2, Class JJ-2, Class KK-2, Class LL-2, Class MM-2 and Class NN-2 shall bear all: (1) expenses and liabilities relating to Investor A Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(5) Only shares of Class B-3, Class C-3, Class E-3, Class H-3, Class I-3, Class L-3, Class R-3, Class S-3, Class T-3, Class U-3, Class V-3, Class X-3, Class Y-3, Class Z-3, Class AA-3, Class BB-3, Class CC-3, Class DD-3, Class EE-3, Class FF-3, Class GG-3, Class HH-3, Class II-3, Class JJ-3, Class KK-3, Class LL-3, Class MM-3, Class NN-3, Class OO-3 and Class PP-3 shall bear all: (1) expenses and liabilities relating to Institutional Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(6) Only shares of Class B-4, Class C-4, Class E-4, Class H-4, Class I-4 and Class L-4 shall bear all: (1) expenses and liabilities relating to Investor B Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(7) Only shares of Class B-5, Class C-5, Class E-5, Class H-5, Class I-5, Class L-5, Class R-5, Class S-5, Class T-5, Class U-5, Class V-5, Class FF-5, Class GG-5, Class HH-5, Class II-5, Class JJ-5, KK-5 and MM-5 shall bear all: (1) expenses and liabilities relating to Investor C Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(8) Only shares of Class B-7 shall bear all: (1) expenses and liabilities relating to Investor A1 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(9) Only shares of Class B-8, Class C-8 and Class L-8 shall bear all: (1) expenses and liabilities relating to Investor B1 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(10) Only shares of Class B-9 shall bear all: (1) expenses and liabilities relating to Investor B2 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(11) Only shares of Class B-10, Class C-10, Class L-10 and Class KK-10 shall bear all: (1) expenses and liabilities relating to Investor C1 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(12) Only shares of Class B-11 shall bear all: (1) expenses and liabilities relating to Investor C2 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(13) Only shares of Class B-12, Class C-12, Class E-12, Class H-12, Class I-12, Class L-12, Class R-12, Class S-12, Class T-12, Class U-12, Class V-12, Class X-12, Class Y-12, Class Z-12, Class AA-12, Class BB-12, Class CC-12, Class DD-12, Class EE-12, Class LL-12 and Class NN-12 shall bear all: (1) expenses and liabilities relating to Class R Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(14) Only shares of Class B-14 shall bear all: (1) expenses and liabilities relating to Investor B3 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(15) Only shares of Class B-15 shall bear all: (1) expenses and liabilities relating to Investor C3 Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(16) Only shares of Class B-16, Class C-16, Class E-16, Class H-16, Class I-16, Class L-16, Class R-16, Class S-16, Class T-16, Class U-16, Class V-16, Class X-16, Class Y-16, Class Z-16, Class AA-16, Class BB-16, Class CC-16, Class DD-16, Class EE-16, Class FF-16, Class GG-16, Class HH-16, Class II-16, Class JJ-16, Class KK-16, Class LL-16, Class MM-16, Class NN-16, Class OO-16 and Class PP-16 shall bear all: (1) expenses and liabilities relating to Class K Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(17) Only shares of Class B-17, Class L-17, Class GG-17 and Class HH-17 shall bear all: (1) expenses and liabilities relating to Class T Shares payable under the Fund’s Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

(18) Each share of a Class Group shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Fund’s Declaration of Trust and shall have the same voting powers, provided that: (i) when expressly required by law, or when otherwise permitted by the Board of Trustees acting in its sole discretion, shares shall be voted by individual class and/or series; and (ii) only shares of the respective class, classes and/or series, as the case may be, affected by a matter shall be entitled to vote on such matter, and provided further that without affecting any provisions in the Fund’s Declaration of Trust, shares of each class shall be subject to the express right of the Fund to redeem shares of such class at any time if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have adverse consequences to the holders of the shares of such class, and upon such redemption the holders of the shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price; and

(19) Each share of each Class Group issued for the purchase price established in its Prospectus will be validly issued, fully paid and non-assessable.

WITNESS my hand as of this 30th day of May, 2017

/s/ Benjamin Archibald
Benjamin Archibald
Secretary